SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 of 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                October 12, 2005

                         NMS Communications Corporation
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                    (State of Incorporation or Organization)

                               0-23282 04-2814586
          (Commission File Number) (I.R.S. Employer Identification No.)

             100 Crossing Boulevard, Framingham, Massachusetts 01702
               (Address of Principal Executive Offices) (Zip Code)


                                 (508) 271-1000
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Section 4 - Matters Related to Accountants and Financial Statements

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

Today the Company announced that its management and the Audit Committee of the Board of Directors of the Company concluded on October 12, 2005 that its unaudited financial statements for the quarterly period ended June 30, 2005 are required to be restated to reflect a correction of revenue, and that such previously filed financial statements should no longer be relied upon. The text of the announcement is included as Exhibit 99.1 and incorporated herein by reference. The matter has been discussed with PricewaterhouseCoopers LLP ("PWC"), the Company's independent registered public accounting firm. PWC has advised the Company that it concurs with the Company's conclusion.

Item 7.01 Regulation Fd Disclosure

Today the Company made an announcement regarding its forward-looking statements relating to 2005. Exhibit 99.1 sets forth the text of the Company's announcement.

The information in this Item 7.01 and, to the extent filed for purposes of this
Item 7.01, the press release, shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.


Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) EXHIBITS.


99.1 Press release issued by NMS Communications Corporation on October 17, 2005.






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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                             NMS COMMUNICATIONS CORPORATION


Dated:  October 17, 2005     By:        /s/ Robert P. Schechter
                                -------------------------------

                             Name:      Robert P. Schechter
                             Title:     President, Chief Executive Officer and
                                        Chairman of the Board of Directors

                                  EXHIBIT INDEX


Exhibit
Number            Description
--------          -----------
99.1              The Registrant's Press Release dated October 17, 2005